INDEXIQ ETF TRUST
(the “Trust”)

IQ Real Return ETF
IQ Leaders GTAA Tracker ETF
(together, the “Funds”, each a “Fund”)

Supplement dated December 7, 2018 (“Supplement”)
to the Statement of Additional Information dated August 29, 2018

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, IndexIQ Advisors LLC has contractually agreed, until August 31, 2020, to waive a portion of the IQ Real Return ETF’s management fee equal to 0.28% of the Fund’s average daily net assets and to waive a portion of the IQ Leaders GTAA Tracker ETF’s management fee equal to 0.23% of the Fund’s average daily net assets.

Effective immediately, the first paragraph of the “Fee Waiver Agreement” section of the SAI on page 45 is hereby replaced with the following:

Fee Waiver Agreement

The Advisor has entered into Fee Waiver Agreements with certain Funds under which it has contractually agreed to waive a portion of its management fee equal to a percentage of the average daily net assets of such Funds as follows:

Fund Name	Management Fee Waiver	Expiration Date
IQ Hedge Multi-Strategy Tracker ETF	0.22%	August 31, 2019
IQ Enhanced Core Bond U.S. ETF	0.05%	August 31, 2019
IQ Enhanced Core Plus Bond U.S. ETF	0.05%	August 31, 2019
IQ Real Return ETF	0.28%	August 31, 2020
IQ Leaders GTAA Tracker ETF	0.23%	August 31, 2020

Investors Should Retain This Supplement for Future Reference

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